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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT


In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of a statement on Schedule 13D relating to the Common Stock, par value $.02 per share, of Genesis Health Ventures Inc., a Pennsylvania corporation, and that any amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.

                           THE CYPRESS GROUP L.L.C.

                           By: /s/ James L. Singleton
                               ------------------------------------------------
                              Name: James L. Singleton
                              Title: Member

                           CYPRESS ASSOCIATES L.P.

                           By: The Cypress Group L.L.C., its General Partner

                               By:/s/ James L. Singleton
                                  ---------------------------------------------
                                  Name: James L. Singleton
                                  Title: Member

                           CYPRESS MERCHANT BANKING PARTNERS L.P.

                           By: Cypress Associates L.P., its General Partner

                               By: The Cypress Group L.L.C., its General Partner

                               By:/s/ James L. Singleton
                                  ---------------------------------------------
                                  Name: James L. Singelton
                                  Title: Member

                           CYPRESS OFFSHORE PARTNERS L.P.

                           By: Cypress Associates L.P., its Investment General
                               Partner

                               By: The Cypress Group L.L.C.,
                                   its General Partner

                               By:/s/ James L. Singleton
                                  ---------------------------------------------
                                  Name: James L. Singleton
                                  Title: Member


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                                              /s/ James A Stern
                                              ----------------------------------
                                              JAMES A. STERN


                                              /s/ Jeffrey P. Hughes
                                              ----------------------------------
                                              JEFFREY P. HUGHES


                                              /s/ James L. Singleton
                                              ----------------------------------
                                              JAMES L. SINGLETON


                                              /s/ David P. Spalding
                                              ----------------------------------
                                              DAVID P. SPALDING